Exhibit 99.3

GENESCO INC.
Operating Income and Earnings per Share
Fiscal 2019 by Quarter
Reflects the Sale of Lids Sports Group
(Unaudited)

	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Fiscal Year
	May 5, 2018	Aug. 4, 2018	Nov. 3, 2018	Feb. 2, 2019	Feb. 2, 2019

Operating Income % (1)
GAAP	0.8%	0.2%	4.9%	7.5%	3.7%
Non-GAAP	1.0%	0.2%	4.9%	8.7%	4.1%

Earnings (Loss) per Diluted Share (1)
GAAP	$0.10	$0.00	$1.00	$1.53	$2.63
Non-GAAP	$0.14	$(0.01)	$0.97	$2.18	$3.28

Total Comparable Sales	2%	6%	6%	4%	5%
Same Store Sales	1%	6%	6%	3%	4%
Comparable Direct Sales	10%	7%	12%	10%	10%

(1) See GAAP to Non-GAAP adjustments in Schedule B.

Exhibit 99.3

GENESCO INC.
Condensed Consolidated Statements of Operations
Fiscal 2019 by Quarter
Reflects the Sale of Lids Sports Group
(in thousands, except per share data)
(Unaudited)

	Quarter 1		Quarter 2		Quarter 3
	May 5, 2018	% of	Aug. 4, 2018	% of	Nov. 3, 2018	% of
		Net Sales		Net Sales		Net Sales
Net sales	$486,219	100.0%	$487,015	100.0%	$539,828	100.0%
Cost of sales	248,213	51.0%	255,546	52.5%	277,910	51.5%
Gross margin	238,006	49.0%	231,469	47.5%	261,918	48.5%
Selling and administrative expenses	233,176	48.0%	230,423	47.3%	235,601	43.6%
Asset impairments and other, net	1,118	0.2%	(29)	0.0%	(70)	0.0%
Operating income	3,712	0.8%	1,075	0.2%	26,387	4.9%
Other components of net periodic benefit cost	(8)	0.0%	(29)	0.0%	(30)	0.0%
Interest expense, net	1,028	0.2%	1,103	0.2%	837	0.2%
Earnings from continuing operations
before income taxes	2,692	0.6%	1	0.0%	25,580	4.7%
Income tax expense	836	0.2%	26	0.0%	5,886	1.1%
Earnings from continuing operations	1,856	0.4%	(25)	0.0%	19,694	3.6%
(Loss) earnings from discontinued operations, net of tax	(4,187)	-0.9%	10	0.0%	(5,307)	-1.0%
Net Earnings (Loss)	$(2,331)	-0.5%	$(15)	0.0%	$14,387	2.7%

Basic earnings (loss) per share:
Before discontinued operations	$0.10		$0.00		$1.01
Net earnings (loss)	$(0.12)		$0.00		$0.74

Weighted-average shares outstanding - Basic	19,278		19,342		19,462

Diluted earnings (loss) per share:
Before discontinued operations	$0.10		$0.00		$1.00
Net earnings (loss)	$(0.12)		$0.00		$0.73

Weighted-average shares outstanding - Diluted	19,455		19,342		19,637

Exhibit 99.3

GENESCO INC.
Condensed Consolidated Statements of Operations
Fiscal 2019 by Quarter
Reflects the Sale of Lids Sports Group
(in thousands, except per share data)
(Unaudited)

	Quarter 4		Fiscal Year
	February 2, 2019	% of	February 2, 2019	% of
		Net Sales		Net Sales
Net sales	$675,491	100.0%	$2,188,553	100.0%
Cost of sales	359,828	53.3%	1,141,497	52.2%
Gross margin	315,663	46.7%	1,047,056	47.8%
Selling and administrative expenses	262,876	38.9%	962,076	44.0%
Asset impairments and other, net	2,144	0.3%	3,163	0.1%
Operating income	50,643	7.5%	81,817	3.7%
Loss on early retirement of debt	597	0.1%	597	0.0%
Other components of net periodic benefit cost	(313)	0.0%	(380)	0.0%
Interest expense, net	373	0.1%	3,341	0.2%
Earnings from continuing operations before income taxes	49,986	7.4%	78,259	3.6%
Income tax expense	20,287	3.0%	27,035	1.2%
Earnings from continuing operations	29,699	4.4%	51,224	2.3%
Loss from discontinued operations, net of tax	(93,670)	-13.9%	(103,154)	-4.7%
Net Loss	$(63,971)	-9.5%	$(51,930)	-2.4%

Basic earnings (loss) per share:
Before discontinued operations	$1.54		$2.65
Net loss	$(3.31)		$(2.68)

Weighted-average shares outstanding - Basic	19,323		19,351

Diluted earnings (loss) per share:
Before discontinued operations	$1.53		$2.63
Net loss	$(3.29)		$(2.66)

Weighted-average shares outstanding - Diluted	19,445		19,495

Exhibit 99.3

GENESCO INC.
Sales/Earnings Summary by Segment
Fiscal 2019 by Quarter
Reflects the Sale of Lids Sports Group
(in thousands)
(Unaudited)

	Quarter 1		Quarter 2		Quarter 3
	May 5, 2018	% of	Aug. 4, 2018	% of	Nov. 3, 2018	% of
		Net Sales		Net Sales		Net Sales
Sales:
Journeys Group	$306,142	63.0%	$304,995	62.6%	$345,702	64.0%
Schuh Group	80,266	16.5%	98,159	20.2%	95,567	17.7%
Johnston & Murphy Group	75,684	15.6%	68,441	14.1%	79,736	14.8%
Licensed Brands	24,065	4.9%	15,336	3.1%	18,757	3.5%
Corporate and Other	62	0.0%	84	0.0%	66	0.0%
Net Sales	$486,219	100.0%	$487,015	100.0%	$539,828	100.0%
Operating Income (Loss):
Journeys Group	$12,992	4.2%	$7,038	2.3%	$24,692	7.1%
Schuh Group	(5,640)	-7.0%	1,073	1.1%	4,207	4.4%
Johnston & Murphy Group	4,867	6.4%	715	1.0%	5,072	6.4%
Licensed Brands	276	1.1%	(437)	-2.8%	(218)	-1.2%
Corporate and Other(1)	(8,783)	-1.8%	(7,314)	-1.5%	(7,366)	-1.4%
Operating income	3,712	0.8%	1,075	0.2%	26,387	4.9%
Other components of net periodic benefit cost	(8)	0.0%	(29)	0.0%	(30)	0.0%
Interest, net	1,028	0.2%	1,103	0.2%	837	0.2%

Earnings from continuing operations before income taxes	2,692	0.6%	1	0.0%	25,580	4.7%
Income tax expense	836	0.2%	26	0.0%	5,886	1.1%
Earnings from continuing operations	1,856	0.4%	(25)	0.0%	19,694	3.6%
(Loss) earnings from discontinued operations, net of tax	(4,187)	-0.9%	10	0.0%	(5,307)	-1.0%
Net Earnings (Loss)	$(2,331)	-0.5%	$(15)	0.0%	$14,387	2.7%

(1) Includes a $1.1 million charge in the first quarter of Fiscal 2019 which includes $1.0 million for asset impairments and $0.2 million in legal and other matters, partially offset by a gain of ($0.1) million related to Hurricane Maria. Includes a ($0.0) million gain in the second quarter of Fiscal 2019 which includes a ($0.4) million gain related to Hurricane Maria, offset by $0.3 million for asset impairments and $0.1 million in legal and other matters. Includes a ($0.1) million gain in the third quarter of Fiscal 2019 which includes a gain of ($0.9) million related to Hurricane Maria, partially offset by $0.7 million for asset impairments and $0.1 million for hurricane losses.

Exhibit 99.3

GENESCO INC.
Sales/Earnings Summary by Segment
Fiscal 2019 by Quarter
Reflects the Sale of Lids Sports Group
(in thousands)
(Unaudited)

	Quarter 4		Fiscal Year
	February 2, 2019	% of	February 2, 2019	% of
		Net Sales		Net Sales
Sales:
Journeys Group	$463,154	68.6%	$1,419,993	64.9%
Schuh Group	108,599	16.1%	382,591	17.5%
Johnston & Murphy Group	89,273	13.2%	313,134	14.3%
Licensed Brands	14,406	2.1%	72,564	3.3%
Corporate and Other	59	0.0%	271	0.0%
Net Sales	$675,491	100.0%	$2,188,553	100.0%
Operating Income (Loss):
Journeys Group	$56,077	12.1%	$100,799	7.1%
Schuh Group	4,125	3.8%	3,765	1.0%
Johnston & Murphy Group	9,731	10.9%	20,385	6.5%
Licensed Brands	(109)	-0.8%	(488)	-0.7%
Corporate and Other(1)	(19,181)	-2.8%	(42,644)	-1.9%
Operating income	50,643	7.5%	81,817	3.7%
Loss on early retirement of debt	597	0.1%	597	0.0%
Other components of net periodic benefit cost	(313)	0.0%	(380)	0.0%
Interest, net	373	0.1%	3,341	0.2%
Earnings from continuing operations before income taxes	49,986	7.4%	78,259	3.6%
Income tax expense	20,287	3.0%	27,035	1.2%
Earnings from continuing operations	29,699	4.4%	51,224	2.3%
Loss from discontinued operations, net of tax	(93,670)	-13.9%	(103,154)	-4.7%
Net Loss	$(63,971)	-9.5%	$(51,930)	-2.4%

(1) Includes a $2.2 million charge in the fourth quarter of Fiscal 2019 which includes $2.1 million for asset impairments and $0.1 million for hurricane losses and includes a $5.7 million charge for bonus related to the sale of Lids Sports Group. Includes a $3.2 million charge in Fiscal 2019 which includes $4.1 million for asset impairments, $0.3 million in legal and other matters and $0.2 million in hurricane losses, partially offset by a ($1.4) million gain related to Hurricane Maria and includes a $5.7 million charge for bonus related to the sale of Lids Sports Group.

Schedule B

Genesco Inc.
Adjustments to Reported Earnings (Loss) from Continuing Operations
Three Months Ended May 5, 2018 and August 4, 2018
Reflects the Sale of Lids Sports Group

The Company believes that disclosure of earnings and earnings per share from continuing operations and operating income adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results.

	Quarter 1			Quarter 2
	May 5, 2018			August 4, 2018
		Net of	Per Share		Net of	Per Share
In Thousands (except per share amounts)	Pretax	Tax	Amounts	Pretax	Tax	Amounts
Earnings (loss) from continuing operations		$1,856	$0.10		$(25)	$0.00

Asset impairments and other adjustments:
Impairment charges	$1,025	741	0.04	$330	181	0.01
Legal and other matters	193	140	0.00	77	44	0.00
Gain on Hurricane Maria	(100)	(72)	0.00	(436)	(293)	(0.01)
Total asset impairments and other adjustments	1,118	809	0.04	(29)	(68)	0.00

Income tax expense adjustments:
Tax impact share based awards		—	0.00		452	0.02
Other tax items		69	0.00		(561)	(0.03)
Total income tax expense adjustments		69	0.00		(109)	(0.01)
Adjusted earnings (loss) from continuing operations (1) and (2)		$2,734	$0.14		$(202)	$(0.01)

(1) The adjusted tax rate for the first quarter and second quarter of Fiscal 2019 is 28.2% and -620.9%, respectively, including a FIN 48 discrete item of less than $0.1 million in each period.

(2) EPS reflects 19.5 million and 19.3 million share count for the first quarter and second quarter of Fiscal 2019, respectively, which includes common stock equivalents in each period.

Exhibit 99.3

Genesco Inc.
Adjustments to Reported Operating Income
Three Months Ended May 5, 2018 and August 4, 2018

	Quarter 1
	Operating	Asset Impair	Adj Operating
In Thousands	Income (Loss)	& Other Adj	Income (Loss)
Journeys Group	$12,992	$—	$12,992
Schuh Group	(5,640)	—	(5,640)
Johnston & Murphy Group	4,867	—	4,867
Licensed Brands	276	—	276
Corporate and Other	(8,783)	1,118	(7,665)

Total Operating Income	$3,712	$1,118	$4,830
% of sales	0.8%		1.0%

	Quarter 2
	Operating	Asset Impair	Adj Operating
In Thousands	Income (Loss)	& Other Adj	Income (Loss)
Journeys Group	$7,038	$—	$7,038
Schuh Group	1,073	—	1,073
Johnston & Murphy Group	715	—	715
Licensed Brands	(437)	—	(437)
Corporate and Other	(7,314)	(29)	(7,343)

Total Operating Income	$1,075	$(29)	$1,046
% of sales	0.2%		0.2%

Exhibit 99.3

Genesco Inc.
Adjustments to Reported Earnings from Continuing Operations
Three months ended November 3, 2018 and Three and Twelve Months Ended February 2, 2019
Reflects the Sale of Lids Sports Group

The Company believes that disclosure of earnings and earnings per share from continuing operations and operating income adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results.

	Quarter 3			Quarter 4			Fiscal Year
	November 3, 2018			February 2, 2019			February 2, 2019
		Net of	Per Share		Net of	Per Share		Net of	Per Share
In Thousands (except per share amounts)	Pretax	Tax	Amts	Pretax	Tax	Amts	Pretax	Tax	Amts
Earnings from continuing operations		$19,694	$1.00		$29,699	$1.53		$51,224	$2.63

Selling and administrative expense adjustments:
Bonus related to sale of Lids Sports Group	$—	—	0.00	$5,707	4,136	0.21	$5,707	4,166	0.21
Total selling and administrative expense adjustments	—	—	0.00	5,707	4,136	0.21	5,707	4,166	0.21

Asset impairments and other adjustments:
Impairment charges	699	599	0.03	2,099	1,521	0.08	4,153	3,032	0.15
Legal and other matters	—	16	0.00	—	—	0.00	270	197	0.01
Gain on Hurricane Maria	(884)	(686)	(0.03)	—	—	0.00	(1,420)	(1,036)	(0.05)
Other hurricane losses	115	85	0.00	45	33	0.00	160	117	0.01
Total asset impairments and other adjustments	(70)	14	0	2,144	1,554	0.08	3,163	2,310	0.12

Loss on early retirement of debt adjustment	—	—	0.00	597	433	0.02	597	436	0.02

Income tax expense adjustments:
Tax impact share based awards		—	0.00		—	0.00		452	0.02
Other tax items		(611)	(0.03)		6,537	0.34		5,399	0.28
Total income tax expense adjustments		(611)	(0.03)		6,537	0.34		5,851	0.30
Adjusted earnings from continuing operations (1) and (2)		$19,097	$0.97		$42,359	$2.18		$63,987	$3.28

(1) The adjusted tax rate for the third quarter, fourth quarter and year of Fiscal 2019 is 25.1%, 27.5% and 27.1%, respectively, including a FIN 48 discrete item of less than $0.1 million in each quarter and $0.1 million for the Fiscal year.

(2) EPS reflects 19.6 million, 19.4 million and 19.5 million share count for the third quarter, fourth quarter and year of Fiscal 2019, respectively, which includes common stock equivalents in each period.

Exhibit 99.3

Genesco Inc.
Adjustments to Reported Operating Income
Three Months Ended November 3, 2018 and Three and Twelve Months Ended February 2, 2019

	Quarter 3
	Operating	Asset Impair	Selling & Admin	Adj Operating
In Thousands	Income (Loss)	& Other Adj	Exp Adjust	Income (Loss)
Journeys Group	$24,692	$—	$—	$24,692
Schuh Group	4,207	—	—	4,207
Johnston & Murphy Group	5,072	—	—	5,072
Licensed Brands	(218)	—	—	(218)
Corporate and Other	(7,366)	(70)	—	(7,436)

Total Operating Income	$26,387	$(70)	$—	$26,317
% of sales	4.9%			4.9%

	Quarter 4
	Operating	Asset Impair	Selling & Admin	Adj Operating
In Thousands	Income (Loss)	& Other Adj	Exp Adjust	Income (Loss)
Journeys Group	$56,077	$—	$—	$56,077
Schuh Group	4,125	—	—	4,125
Johnston & Murphy Group	9,731	—	—	9,731
Licensed Brands	(109)	—	—	(109)
Corporate and Other	(19,181)	2,144	5,707	(11,330)

Total Operating Income	$50,643	$2,144	$5,707	$58,494
% of sales	7.5%			8.7%

	Fiscal Year
	Operating	Asset Impair	Selling & Admin	Adj Operating
In Thousands	Income (Loss)	& Other Adj	Exp Adjust	Income (Loss)
Journeys Group	$100,799	$—	$—	$100,799
Schuh Group	3,765	—	—	3,765
Johnston & Murphy Group	20,385	—	—	20,385
Licensed Brands	(488)	—	—	(488)
Corporate and Other	(42,644)	3,163	5,707	(33,774)

Total Operating Income	$81,817	$3,163	$5,707	$90,687
% of sales	3.7%			4.1%